UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
(Date of Report (date of earliest event reported)): November 22, 2006
National Bancshares Corporation

(Exact name of registrant specified in its charter)

Ohio	0-14773	34-1518564

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 West Market Street, Orrville, Ohio		44667

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(330) 682-1010

[not applicable]

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 8.01 Other Events
PRESS RELEASE: On November 22, 2006, National Bancshares Corporation and its subsidiary, First National Bank, announced that its Board of Directors authorized the repurchase of up to 200,000 shares or approximately 8.95% of National Bancshares Corporation’s outstanding common stock in open market or private transaction from time to time over the next 12 months. National Bancshares currently has 2,234,488 shares outstanding. For additional information, reference is made to National Bancshares Corporation’s press release dated November 22, 2006, which is attached hereto as Exhibit 99.4 and incorporated herein by this reference
ITEM 9.01 Financial Statements and Exhibits
(c) Exhibits
Exhibit 99.1 National Bancshares Corporation press release dated November 22, 2006.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Bancshares Corporation
Date: November 22, 2006	/s/ David C. Vernon
David C. Vernon
President and Chief Executive Officer

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